UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 31, 2009
GOLDEN ARIA CORP. (Exact name of registrant as specified in its charter)
Nevada (State or other jurisdiction of incorporation)	333-130934 (Commission File Number)	20-1970188 (IRS Employer Identification No.)
#604 – 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8
Registrant's telephone number, including area code: (604) 602-1633
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Sale of Assets.

On July 31, 2009, the Company sold its oil and gas producing assets in Saskatchewan for $456,543 to Petrex Energy Ltd.

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Description
20.1	Purchase Sale Agreement Woodsworth
20.2	Purchase Sale Agreements West Queensdale (2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 31, 2009

(Signature)	Golden Aria Corp. By: /s/Robert G. McAllister Robert G. McAllister President and Director